ZTIFI P2-1

                       SUPPLEMENT DATED FEBRUARY 20, 2004
                              TO THE PROSPECTUS OF

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                     (FOREIGN SMALLER COMPANIES SERIES AND
                FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES)
                                DATED MAY 1, 2003

The Prospectus is amended as follows:

The "Management" section on page 17 for the Franklin Templeton Non-U.S. Core Equity Series is replaced with the following:

 MANAGEMENT

 Franklin Templeton Alternative Strategies, Inc. (Alternative Strategies), One Franklin Parkway, San Mateo, California 94403-1906 is the Fund's investment manager. Together, Alternative Strategies and its affiliates manage over $343 billion in assets.

 Under separate agreements with Alternative Strategies, Fiduciary International, Inc.(Fiduciary), 600 Fifth Avenue, New York, New York 10020, and Templeton Investment Counsel, LLC (Investment Counsel), 500 E. Broward Boulevard, Fort Lauderdale, Florida 33394, are the Fund's sub-advisors. Fiduciary provides Alternative Strategies with investment management advice and assistance with respect to the growth strategy component and Investment Counsel provides investment management advice and assistance with respect to the value strategy component.

 CANYON A. CHAN, CFA, Senior Vice President of Alternative Strategies, will oversee the rebalancing and allocation process between the growth and value strategy components. Mr. Chan has been a manager of the Fund since 2003. He joined Franklin Templeton Investments in 1991.

 The team responsible for the value strategy component of the Fund's portfolio is:

 Lead portfolio manager:

 GARY P. MOTYL, President of Investment Counsel

 Mr. Motyl has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1981.

 Secondary portfolio management responsibilities:

 ANTONIO T. DOCAL, CFA, Senior Vice President/Portfolio Manager of Investment Counsel

 Mr. Docal has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 2001. Previously, he was a Director and Portfolio Manager at Evergreen Funds in Boston, Massachusetts.

 TINA HELLMER, CFA, Vice President/Portfolio Manager - Research Analyst of Investment Counsel

 Ms. Hellmer has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1997.

 The team responsible for the growth strategy component of the Fund's portfolio is:

 WILLIAM C. BUNTING, CFA, Portfolio Manager of Fiduciary

 Mr. Bunting has been a manager of the Fund since 2003. He joined Fiduciary in March 2003. Previously, he was an international and global equities senior portfolio manager at Citibank Global Asset Management.

 JOHN P. REMMERT, Vice President of Fiduciary

 Mr. Remmert has been a manager of the Fund since inception. Prior to joining Fiduciary in 2001, Mr. Remmert was with Citibank Global Asset Management.

 The Fund pays Alternative Strategies a fee for managing the Fund's assets. For the fiscal year ended December 31, 2003, management fees, before any advance waiver, were 0.70% of the Fund's average daily net assets. Under an agreement by the manager to waive its fees, the Fund did not pay any management fees.



               Please keep this supplement for future reference